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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 26, 1999


                        GREEN TREE FINANCIAL CORPORATION
                                as originator of
                         Home Equity Loan Trust 1999-D
                         -----------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     333-75623              41-1859796
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(State or other jurisdiction       (Commission           (IRS employer
    of incorporation)              file number)        identification No.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:          (651) 293-3400
                                                       -------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           --------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

          On August 26, 1999, the Registrant sold approximately $465,000,000 of Certificates for Home Equity Loans, Series 1999-D (the "Certificates"), evidencing beneficial ownership interests in Home Equity Loan Trust 1999-D (the "Trust"). The Trust property consists primarily of a pool comprised of closed-end home equity loans (the "Home Equity Loans"), including the right to receive payments due on the Contracts on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of August 1, 1999.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.   Description
               -----------   -----------

                    4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank Trust National Association, as Trustee, dated as of August 1, 1999 (without Exhibits L) creating a trust entitled Home Equity Loan Trust 1999-D.

                    5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                    8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION
                                  as originator of Home Improvement
                                  and Home Equity Loan Trust 1999-D


                              By:     /s/ Phyllis A. Knight
                                 -----------------------------------------
                                 Phyllis A. Knight
                                 Senior Vice President and Treasurer

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                               INDEX TO EXHIBITS

Exhibit Number                                               Page
--------------                                               ----

4.1    Pooling and Servicing Agreement between       Filed Electronically
       Green Tree Financial Corporation, as
       Seller and Servicer, and U.S. Bank Trust
       National Association, as Trustee, dated as of August 1, 1999 (without Exhibits L) creating a trust entitled Home Equity Loan
       Trust 1999-D

5.1    Opinion of Dorsey & Whitney LLP with          Filed Electronically
       respect to legality

8.1    Opinion and Consent of Dorsey & Whitney LLP   Filed Electronically
       with respect to tax matters.